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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 12, 2003


                              CENTRAL BANCORP, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)


       MASSACHUSETTS                   0-25251                    04-3447594
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(State Or Other Jurisdiction         (Commission                (IRS Employer
    Of Incorporation)                File Number)            Identification No.)



         399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS          02144
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         (Address Of Principal Executive Offices)              (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------



                                 NOT APPLICABLE
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          (Former Name Or Former Address, If Changed Since Last Report)






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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
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     On May 12, 2003,  Central  Bancorp,  Inc.  (the  "Company")  issued a press release reporting the death of Garrett Goodbody, a Director of the Company. Mr. Goodbody joined the Board of Directors in November 2002 as the nominee of PL Capital, LLC. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


              Exhibit 99.1          Press Release dated May 12, 2003

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 CENTRAL BANCORP, INC.



Date:  May 16, 2003              By:/s/ John D. Doherty
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                                    John D. Doherty
                                    President and Chief Executive Officer